UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 16, 2007 (January 4, 2007)

Advanced Resources Group, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	0-27256	13-3858917
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

388 President Street, Saddle Brook, NJ 07663

 (Address of Principal Executive Office) (Zip Code)

(973) 246-9114

(Issuer’s telephone number, including area code)

Online Gaming Systems, Ltd.

5 Erie Street, Garfield, NJ 07026

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

Amendment to Articles of Incorporation

Effective January 4, 2007, Online Gaming Systems, Ltd. amended its certificate of incorporation to change the name of the corporation to “Advanced Resources Group, Ltd.”  A copy of the amendment of the corporation’s certificate of incorporation is attached as an exhibit hereto and is incorporated by reference herein.

Item 9.01 Exhibits

Exhibit 3.2

Amendment to the Certificate of Incorporation of the registrant as filed with the state of Delaware on January 4, 2007.  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2007

ADVANCED RESOURCES GROUP, LTD.

By:	/s/ Richard Dunning
RICHARD DUNNING
President

INDEX TO EXHIBITS

Exhibit 3.2

Amendment to the Certificate of Incorporation of the registrant as filed with the state of Delaware on January 4, 2007.  Filed herewith